UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2024

First Capital Real Estate Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or other jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

120 E. Baltimore st.

Suite 2100

Baltimore, Maryland, 21202

(Address, including zip code, of Principal Executive Offices)

410-230-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (09-23) Potential persons who are to respond to the collection of information contained in this Form are not required to respond unless the Form displays a currently valid OMB control number.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE BOARD OF FIRST CAPITAL REAL ESTATE TRUST INC HAS APPROVED THE FILING OF CHAPTER 7 BANKRUPTCY. THE COMPANY HAS PROCEEDED AS APPROVED TO FILE FOR BANKRUPTCY PROTECTION

 Item 1.03 Bankruptcy or Receivership.

(1) the name or other identification of the proceeding; In re First Capital Real Estate Trust Incorporated. Bankr. Case # 24-17705-MMH

(2) the identity of the court or governmental authority; United States Bankruptcy Court for the District of Maryland

(3) the date that jurisdiction was assumed; and September 13, 2024

(4) the identity of the receiver, fiscal agent or similar officer and the date of his or her appointment. Marc Baer, Chapter 7 Trustee (9/13/24)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

Date: February 23, 2024

By:	/s/ Frank C. Forelle
Name:	Frank C. Forelle
Title:	Interim Consulting Chief Executive Officer